INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAW OF ANY SUCH STATE.

                      PROSPECTUS DATED SEPTEMBER 30, 1997
                             SUBJECT TO COMPLETION

                        THE ADVISORS' INNER CIRCLE FUND

                      Investment Adviser:
                      SAGE GLOBAL FUNDS, LLC

THE ADVISORS' INNER CIRCLE FUND (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Fund"), which is a separate series of the Trust.

                  - SAGE CORPORATE BOND FUND

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated September 30, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEPTEMBER 30, 1997

SAG-F-001-01

2

                                    SUMMARY

  THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE SAGE CORPORATE BOND FUND (THE "FUND"). THE FUND IS ONE OF THE MUTUAL FUNDS COMPRISING THE ADVISORS' INNER CIRCLE FUND (THE "TRUST").

  WHAT IS THE INVESTMENT OBJECTIVE? The Fund seeks total return consistent with preservation of capital.

  WHAT ARE THE PERMITTED INVESTMENTS? The Fund seeks to achieve its objective by investing at least 80% of its total assets under normal conditions in investment grade corporate bonds. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The Fund invests in securities that fluctuate in value, and investors should expect the Fund's net asset value per share to fluctuate. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Fund, generally tend to vary inversely with interest rates and may be affected by other market and economic factors as well. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

  WHO ARE THE ADVISER AND SUB-ADVISER? SAGE Global Funds, LLC (the "Adviser") serves as the investment adviser of the Fund. Standard Asset Group, Inc. (the "Sub-Adviser") serves as the investment sub-adviser of the Fund. See "Expense Summary," "The Adviser" and "The Sub-Adviser."

  WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

  WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

  WHO IS THE DISTRIBUTOR?  SEI Investments Distribution Co. (the
  "Distributor") acts as the distributor of the Fund's shares. See "The Distributor."

  IS THERE A SALES LOAD? No, shares of the Fund are offered on a no-load basis.

  IS THERE A MINIMUM INVESTMENT? Yes, the minimum initial investment in the Fund is $2,000 for investment in Investment Retirement Accounts ("IRAs") and $10,000 for all other accounts ("Non-IRA Accounts"). Subsequent investments for the Fund must be at least $500. The Trust reserves the right to accept smaller purchases at its sole discretion.

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the Federal Reserve Banks are open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment with readily available funds prior to 4:00 p.m., Eastern time. To purchase shares by wire, you must first call 1-800-808-4921. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. The Fund reserves the right, upon 30 days' written notice, to redeem a Non-IRA Account if the net asset value of the shares in that account falls below $10,000. See "Purchase and Redemption of Shares."

  HOW ARE DISTRIBUTIONS PAID? The Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends, which are declared and paid quarterly. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information--Dividends and Distributions."

3

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------
Maximum Sales Load Imposed on Purchases..............     None
Maximum Sales Load Imposed on Reinvested Dividends...     None
Deferred Sales Charges...............................     None
Redemption Fees*.....................................     None
Exchange Fees........................................     None
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------
Management Fees (after fee waivers)(1)...............      .00%
Other Expenses (after fee waivers)(1)................      .90%
-----------------------------------------------------------------
Total Operating Expenses (after fee waivers)(1)......      .90%
-----------------------------------------------------------------
-----------------------------------------------------------------

(1) The Adviser has voluntarily agreed to waive a portion or all of its advisory fees and to reimburse expenses in order to limit Total Operating Expenses to an annual rate of not more than .90%. Absent any voluntary waivers, the Management Fee for the Fund would be .55%, Other Expenses would be 1.52% and Total Operating Expenses, based on estimates of Other Expenses, would be 2.07% of the Fund's average daily net assets. Total Operating Expenses are expected to remain at .90% of the Fund's average daily net assets for the current fiscal year.

 *  Shareholders are charged a fee, currently $10.00, for redemptions by wire.

-----------------------------------------------------------------------------------------------------------------------------
EXAMPLE                                                                                                 1 YR.       3 YRS.
-----------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
SAGE Corporate Bond Fund...........................................................................   $       9    $      29
-----------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND IS NEW AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense summary and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "The Adviser" and "The Administrator."

4

THE TRUST AND THE FUND

The Advisors' Inner Circle Fund (the "Trust") offers shares in a number of mutual funds, each of which is a separate series ("portfolio") of the Trust. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers shares of the Trust's SAGE Corporate Bond Fund (the "Fund"), a diversified investment portfolio. Information regarding the other portfolios in the Trust is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks a high level of current income consistent with preservation of capital by investing in a portfolio of investment grade corporate bonds that, in the Adviser's or Sub-Adviser's opinion, will maintain an already established credit rating or will benefit from an improvement in the issuer's credit rating. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal conditions the Fund will invest at least 80% of its total assets in corporate bonds rated BBB or higher ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or of comparable quality as determined by the Sub-Adviser. Additional securities in which the Fund may invest consist of: (i) U.S. Government securities; (ii) mortgage-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits; (iii) floating or variable rate securities; (iv) U.S. dollar denominated fixed income securities issued by U.S. or foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (v) U.S. dollar denominated obligations of supranational entities; (vi) short term bank obligations; (vii) commercial paper; (viii) asset backed securities; (ix) loan participations; (x) preferred stock that is rated investment grade quality by an NRSRO or determined to be of comparable quality by the Sub-Adviser; and (xi) repurchase agreements. The Fund may invest in foreign securities in the form of depositary receipts. The Fund may engage in reverse repurchase agreements with banks and dealers in amounts up to 33 1/3% of the Fund's total assets at the time the Fund enters into the agreements, and may purchase securities on a when-issued basis.

The Sub-Adviser seeks to identify investment grade corporate bonds where a credit rating improvement is likely. The Sub-Adviser's research is company specific and similar in nature to the traditional fundamental research used to make common stock selections. Companies chosen as rating upgrade candidates are placed on the Sub-Adviser's "upgrade list" and purchases are made when intermediate maturity issues become available at an advantageous price. Individual decisions are made on a "buy to hold" basis. A credit downgrade will trigger a sell decision automatically. Securities rated in the lowest category of investment grade securities have speculative characteristics.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of between four and six years. There are no restrictions on the maturity of any single instrument. For temporary defensive purposes when the Sub-Adviser determines that market conditions warrant, the Fund may also invest up to 100% of its assets in money market securities or hold cash.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is not expected to exceed 40%.

INVESTMENT LIMITATIONS

The investment objective of the Fund and the investment limitations set forth below and in the Statement of Additional Information are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

  2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does

5

  not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

The foregoing percentages will apply at the time of the purchase of a security.

Additionally, it is a non-fundamental policy of the Fund to: (i) limit borrowings to no more than 5% of its total assets (fully collateralized reverse repurchase agreements are not considered borrowings for purposes of the foregoing limitation); and (ii) to refrain from investing in the following derivative instruments: options, futures, swaps, structured notes or residuals.

THE ADVISER

SAGE Global Funds, LLC (the "Adviser" or "SAGE") is a professional investment management firm organized as a Massachusetts limited liability company that was founded in July, 1997. SAGE is majority-owned by Standard Asset Group, Inc., the Fund's sub-adviser. The Adviser's principal business address is 55 William Street, Wellesley, Massachusetts 02181.

The Adviser has been retained under an investment advisory agreement with the Trust (the "Advisory Agreement") to act as the investment adviser for the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser has not previously served as an investment adviser to a registered investment company, and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fees in order to limit total operating expenses of the Fund to not more than
 .90% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver at any time. Additionally, the Adviser has contractually agreed to waive its entire advisory fee for any calendar year which follows a calendar year in which the Fund's net asset value per share declines, adjusted for dividends and distributions paid during such year. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

THE SUB-ADVISER

Standard Asset Group, Inc. (the "Sub-Adviser") is a professional investment management firm organized as Massachusetts corporation that was founded in 1987. Gordon J. Rollert controls a majority of the Sub-Adviser's outstanding voting stock. As of July, 1997, the Sub-Adviser had approximately $200 million of assets under management. The Sub-Adviser currently serves as the investment adviser or sub-adviser to institutional clients including SAGE Advisory Services, LLC, which, in turn, provides advisory services to individuals. The Sub-Adviser's principal business address is 55 William Street, Wellesley, Massachusetts 02181.

The Sub-Adviser has been retained under an investment sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement") to act as the investment sub-adviser for the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the Fund. The Sub-Advisor has voluntarily agreed to waive its sub-advisory fees in the same proportion as the Adviser waives its advisory fees from the Fund. In addition, the Sub-Adviser will not be entitled to receive sub-advisory fees during any calendar year

6

in which the Adviser is not entitled to receive any advisory fees.

Gordon J. Rollert has had primary responsibility for managing the Fund since it commenced operations. Mr. Rollert has served as President of the Sub-Adviser since 1987. He has managed institutional portfolios since 1965, initially as a portfolio manager with Eaton Vance and later as a portfolio manager and executive officer of the following investment advisory firms: Alliance Capital, Rollert & Sullivan, Trust Management Bank, the Nova Fund and SAGE Advisory Services LLC. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society and the New York Society of Security Analysts. He holds a BA in Economics and History from DePauw University and a MBA from the University of Michigan. He is a trustee of DePauw University, chairing the Finance and Investment Committees.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.15% on the first $100 million of the Fund's average daily net assets; 0.125% on the next $100 million of average daily net assets; and 0.10% on the average daily net assets over $200 million. However, the Fund pays a minimum annual administration fee of $75,000, which would be increased by $15,000 per additional class. The fee the Fund pays will decline to reflect the tiered structure described above at net asset levels of $50 million and above.

The Administrator also serves as shareholder servicing agent for the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, 2nd Floor, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania, 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Trust's distributor. No compensation is paid to the Distributor for distribution services for the shares of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Fund directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009, by mail, wire transfer or through an Automated Clearing House ("ACH") transfer. Shareholders may place purchase and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any day on which the Federal Reserve Banks are open for business (a "Business Day"). Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

MINIMUM INVESTMENTS

The minimum initial investment in the Fund is $2,000 for IRAs and $10,000 for Non-IRA Accounts. Subsequent investments must be at least $500. The Fund reserves the right to accept smaller purchases at its sole discretion.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTIONS OF SHARES

If the value of the Fund in a Non-IRA Account falls below $10,000 because of shareholder redemption(s), the Trust will notify the shareholder, and if the account value remains below $10,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Trust and, if redeemed, the daily net asset value of such shares will be promptly paid to the shareholder. The Trust, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

The Trust reserves the right to modify or terminate the involuntary redemption features of the shares as

7

stated above at any time upon 60 days' notice to shareholders.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the Fund) for $2,000 or more for IRAs and $10,000 or more for Non-IRA Accounts together with a completed Account Application to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to SAGE Corporate Bond Fund. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will be forwarded only upon collection of payment for such shares, which may take up to 15 business days.

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, Fund's name, account number, taxpayer identification number or Social Security number and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank; ABA #10-10-00695 for Account Number 98-7052-396-5; Further Credit: SAGE Corporate Bond Fund. The shareholder's name, the Fund's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name, the Fund's name and account number. The investor's bank may impose a fee for investments by wire.

PURCHASE BY AUTOMATED CLEARING HOUSE ("ACH")

This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Transfer Agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call 1-800-808-4921 to request an ACH transaction.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the daily net asset value per share next determined after a purchase order is received. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund will not issue certificates representing shares of the Fund.

The Fund reserves the right to reject a purchase order when the Distributor or the Transfer Agent determines that it is not in the best interest of the Trust, the Fund and/or its shareholders to accept such offer.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares of the Fund is the net asset value per share of that Fund next determined after a valid redemption order, in good form, is received. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. A wire charge, currently $10.00, will be deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on federal holidays restricting

8

wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically. Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

NET ASSET VALUE

The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 4:00 p.m., Eastern time on any Business Day. The Fund will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation for fixed income securities which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical results and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, including indices produced by Lehman Brothers, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

9

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; dividends of the Fund are not expected to qualify for this deduction. Any net capital gain will be distributed annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain state-specific conditions are satisfied. The Fund will inform shareholders annually of the percentage of income and distributions, if any, derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE TRUST

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. The Fund's expense ratios are disclosed under "Expense Summary."

10

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each shareholder of record is entitled to one vote or fraction thereof for each share or fractional share held. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually for the Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) quarterly and pays such dividends on the first Business Day of each quarter. Shares purchased begin earning dividends on the Business Day following receipt of funds by the Transfer Agent. Normally, this will occur within two Business Days after an order is received. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or ACH.

Dividends and other distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of some permitted investments for the Fund, and the associated risk factors:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")-- ADRs are securities, typically issued by a U.S.

11

financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas, an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

CORPORATE BONDS--A corporate bond is a debt instrument issued by a private domestic or foreign corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features:
(1) they are taxable; (2) they have a par value of $1,000 (domestic bonds); and
(3) they have a term maturity. They are sometimes traded on major exchanges.

FIXED INCOME SECURITIES--The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

INVESTMENT COMPANY SECURITIES--The Fund may invest up to 10% of its total assets in the securities of other open-end investment companies that invest exclusively in those securities which the Fund may invest directly. The Fund's purchase of investment company securities will cause shareholders to bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also similar expenses of the underlying investment companies.

LOAN PARTICIPATIONS--Loan Participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

MONEY MARKET INSTRUMENTS--Money market instruments include short-term U.S. Government Securities; custodial receipts evidencing separately

12

traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

BANKERS' ACCEPTANCES: Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT: Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER: Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

TIME DEPOSITS: Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top four rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a

13

CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"): ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ESTIMATED AVERAGE LIFE: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

14

OBLIGATIONS OF SUPRANATIONAL ENTITIES-- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

PREFERRED STOCK--Preferred stock is a class of equity security that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Investment in preferred stocks are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of preferred stock will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements may be considered to be borrowings by the Fund under the 1940 Act.

SECURITIES OF FOREIGN GOVERNMENTS--The Fund may invest in U.S. dollar denominated obligations or securities of the Government of Canada and its provincial and local governments and U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities. Permissible investments may consist of obligations or foreign branches of U.S. banks and of foreign banks, including Yankee Certificates of Deposit. In addition, the Fund may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the

15

possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

U.S. GOVERNMENT SECURITIES--U.S. Government securities consist of bills, notes and bonds issued by the U.S. Treasury, separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), and obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary......................................          2
Expense Summary..............................          3
The Trust and The Fund.......................          4
Investment Objective and Policies............          4
Portfolio Turnover...........................          4
Investment Limitations.......................          4
The Adviser..................................          5
The Sub-Adviser..............................          5
The Administrator............................          6
The Transfer Agent...........................          6
The Distributor..............................          6
Purchase and Redemption of Shares............          6
Performance..................................          8
Taxes........................................          9
General Information..........................          9
Description of Permitted Investments and Risk
  Factors....................................         10

Trust:
THE ADVISORS' INNER CIRCLE FUND

Fund:

SAGE CORPORATE BOND FUND

Adviser:

SAGE GLOBAL FUNDS, LLC

Sub-Adviser:

STANDARD ASSET GROUP, INC.

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

Administrator:

SEI FUND RESOURCES

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

Independent Public Accountants:

ARTHUR ANDERSEN LLP

SEPTEMBER 30, 1997